EXHIBIT 99.1


                         PLM INTERNATIONAL, INC. CANCELS
                         SPECIAL MEETING OF STOCKHOLDERS

FOR  IMMEDIATE  RELEASE

January 8, 2002-PLM International, Inc. (AMEX: PLM) announced today that its special meeting of stockholders, which was previously scheduled for January 8, 2002 and had been adjourned to January 15, 2002, has been canceled. The purpose of the meeting was to consider and vote upon the proposed merger of MILPI
Acquisition  Corp.  with  and  into  the  company.

For  information  contact:

PLM  International,  Inc.
Attention:  Kylee  Hester
(203)  341-0515